UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 26, 2005

TEXAS REGIONAL BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	000-14517	74-2294235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 5910
3900 North 10th Street, 11th Floor, McAllen, TX		78502-5910
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(956) 631-5400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

At the annual shareholders’ meeting held on April 25, 2005, the Corporation’s shareholders approved both the Texas Regional Bancshares, Inc. 2005 Incentive Stock Option Plan and the Texas Regional Bancshares, Inc. 2005 Nonstatutory Stock Option Plan.  The Plans were included in the Proxy Statement for the 2005 annual meeting.  At the meeting, the shareholders also approved an amendment to the Articles of Incorporation of the Corporation increasing the number of authorized shares of common stock from 50,000,000 to 100,000,000, as disclosed in the Proxy Statement.

On April 26, 2005, the Stock Option and Compensation Committee (the “Committee”) of the Board of Directors of the Corporation granted options to acquire shares of the Corporation’s Class A Voting Common Stock to various employees of the Corporation and its wholly owned subsidiaries, including Texas State Bank.  Among the persons receiving options were the executive officers named in the Summary Compensation Table included in the Corporation’s 2005 Proxy Statement.  The named executive officers were granted options as follows:

Name	Amount

Glen E. Roney	60,000
Paul S. Moxley	20,000
Douglas G. Bready	10,000
Danny L. Buttery	4,000
Robert C. Norman	10,000

At its meeting also held on April 26, 2005, the Board granted options to non-employee directors of 10,000 shares each under the Texas Regional Bancshares, Inc. 2005 Nonstatutory Stock Option Plan.

Each option grant is made under the terms of a stock option agreement, which provides, among other things, that the exercise price of the options granted is fixed on the date of grant at $27.46 per share, the market price of the Corporation’s common shares as of the close of business on the date of grant.  In each case, the stock options will vest over a period beginning on August 1, 2005 and continuing until August 1, 2009, and the options will expire on April 15, 2015.

Item 8.01               Other Events.

On April 26, 2005, the Texas Regional Bancshares, Inc. Board of Directors adopted Amendment Number 1 to the Texas Regional Bancshares, Inc. 2005 Incentive Stock Option Plan and Amendment Number 1 to the Texas Regional Bancshares, Inc. 2005 Nonstatutory Stock Option Plan, which are attached hereto and filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and which are incorporated herein by reference.  The purpose of the amendments is to require the approval of the Texas Regional Bancshares, Inc. shareholders prior to putting into effect any material alterations or material amendments to the Plans.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Amendment Number 1 to the Texas Regional Bancshares, Inc. 2005 Incentive Stock Option Plan dated April 26, 2005.

99.2	Amendment Number 1 to the Texas Regional Bancshares, Inc. 2005 Nonstatutory Stock Option Plan dated April 26, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REGIONAL BANCSHARES, INC.
(Registrant)

May 2, 2005	/s/ John A. Martin
John A. Martin
Executive Vice President
& Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amendment Number 1 to the Texas Regional Bancshares, Inc. 2005 Incentive Stock Option Plan dated April 26, 2005.

99.2	Amendment Number 1 to the Texas Regional Bancshares, Inc. 2005 Nonstatutory Stock Option Plan dated April 26, 2005.